UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 7, 2007 (October 15, 2007)

SAMOYED ENERGY CORP.

(Exact name of registrant as specified in its charter)

Nevada

000-52390

98-0511932

(State or other jurisdiction

(Commission

   (IRS Employer

of incorporation)

File Number)

Identification No.)

#2 – 136 Stonecreek Road, Canmore, Alberta T1W 3A5

 (Address of principal executive offices)               (Zip Code)

(403) 617-8786

Registrant’s telephone number, including area code

Not applicable

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02

Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 15, 2007, Mrs. Wally Yee and Mr. David Burroughs, each a Director of Samoyed Energy Corp. (the “Company”), informed the Board of Directors of the Company that each was resigning from the Board of Directors effective October 15, 2007 and tendered their resignations.  Neither Mr. Yee nor Mr. Burroughs resigned as the result of any disagreement with the Company on any matter relating to the Company’s operations, policies, or practices.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SAMOYED ENERGY CORP.
Date: November 7, 2007	By:/s/ Christopher Yee___ Name: Christopher Yee Title: President and Director (Principal Executive Officer)

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